EXHIBIT 32.1
Certification of Principal Executive Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)
I, Maurice B. Tosé, President and Chief Executive Officer (principal executive officer) of TeleCommunication Systems, Inc. (the “Registrant”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
          (1) The Annual Report on Form 10-K (including Amendment No. 1 and Amendment No. 2 thereto) of the Company for the year ended December 31, 2005 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Act of 1934 (15 U.S.C. 78m); and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Maurice B. Tosé

Maurice B. Tosé
Date: May 10, 2006

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.